UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2025
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ICHOR HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3185 Laurelview Ct.
Fremont, California 94538
(Address of principal executive offices, including Zip Code)
(510) 897-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 14, 2025, Ichor Holdings, Ltd. (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) in Fremont, California. A total of 32,265,278 outstanding ordinary shares of the Company were represented by proxy at the Annual Meeting. The final voting results for each of the items submitted to a shareholder vote at the Annual Meeting are set forth below.
1.The Company's shareholders elected the director nominees listed below to hold office in accordance with the terms of the Company’s amended and restated memorandum and articles of association until the Company’s annual general meeting to be held in 2026 or until their respective successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Rohrs	29,878,273	298,045	34,348	2,054,612
Jeffrey Andreson	30,008,584	192,536	9,546	2,054,612
Iain MacKenzie	29,847,622	352,697	10,347	2,054,612
Laura Black	26,317,640	3,731,635	161,391	2,054,612
John Kispert	29,555,047	645,672	9,947	2,054,612
Jorge Titinger	29,617,473	551,395	41,798	2,054,612
Yuval Wasserman	29,592,703	607,873	10,090	2,054,612
Wendy Arienzo	29,602,265	575,586	32,815	2,054,612
Marc Haugen	29,942,546	242,748	25,372	2,054,612
2.The Company's shareholders approved the Ichor Holdings, Ltd. 2025 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
19,911,770	10,286,186	12,710	2,054,612
3.The Company's shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
28,458,059	1,720,549	32,058	2,054,612
4.The Company's shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 26, 2025:

For	Against	Abstain
32,061,937	197,731	5,610

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: May 14, 2025	/s/ Greg Swyt
Greg Swyt
Chief Financial Officer